UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-9877

CALVERT SOCIAL INDEX SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2007


Item 1. Report to Stockholders.

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Calvert
Investments that make a difference

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September 30, 2007
Annual Report
Calvert Social Index Fund

Calvert
Investments that make a difference

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
7

Shareholder Expense Example
11

Report of Independent Registered Public Accounting Firm
13

Statement of Net Assets
14

Statement of Operations
31

Statements of Changes in Net Assets
32

Notes to Financial Statements
34

Financial Highlights
39

Explanation of Financial Tables
43

Proxy Voting and Availability of Quarterly Portfolio Holdings
45

Director and Officer Information Table
46

Dear Shareholder:

Over the 12 months ended September 30, 2007, the U.S. and international equity markets fluctuated dramatically, moving from a fairly steady upward climb during the first half of the period to marked volatility in the third quarter of this year. In July, turmoil from the subprime mortgage market spilled over into stock markets at home and abroad as subprime lenders and other financial institutions worldwide suffered declines and investors became increasingly risk averse.

Despite the subprime woes, the overall U.S. stock market, as measured by the Standard & Poor's 500 Index, climbed a healthy 16.44% for the 12-month period. U.S. mid-cap stocks were the strongest performers, followed by large-cap stocks. Small-cap stocks brought up the rear, ending a five-year stint in the leadership position. International stock markets outpaced the U.S., demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, a benchmark for non-U.S. stocks, returned 25.38%, boosted in part by a weak U.S. dollar. Emerging markets, however, again outshone other regions, as many of these countries continued to enjoy growing consumer demand.

A Look at the Subprime Situation

The volatility in the global stock markets this summer was caused by the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity. Some of these received top credit ratings and were purchased by financial firms, including hedge funds and investment banks, around the world. When default rates for the underlying mortgages started to increase much more quickly than expected, some holders of the securities were forced to mark down their values.

A Reevaluation of Risk

The unexpected declines in value forced the liquidation of several high-profile hedge funds, hurt the stock prices of financial companies, and generally caused investors to reevaluate risk in the global stock and bond markets. While these events may seem unsettling, we view them as a normal correction in the equity and financial markets, returning to the traditionally lower prices seen for riskier assets. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Also, volatility in the stock market had been near historic lows. Now, in this more cautious environment, we see opportunities for larger-cap and higher-quality stocks to shine.

Growth Overtakes Value

The reporting period also featured the reversal of a long trend. For the first time in nearly seven years, growth stocks outperformed value stocks, as the Russell 1000® Growth Index returned 19.35% while the Russell 1000® Value Index gained 14.45%. Many of Calvert's equity funds tend to have a growth tilt, so the continued leadership of growth stocks would be a welcome change. And given the current market environment, we believe this trend may build momentum.

Calvert Conducts Climate Change Survey

In early 2007, Calvert conducted an on-line survey of shareholders and clients to help us sharpen the focus and assess the relevance of the environmental, social, and governance criteria that we use to evaluate companies for our socially responsible portfolios.

More than 1,500 Calvert shareholders responded to the survey on climate change and other environmental concerns. Of those responding, 97% said the leading reason they chose socially responsible funds was to invest in companies with good environmental practices. Also, climate change topped the list of socially responsible investors' concerns, and 90% of investors said that their unease about climate change has increased over the last five years.

Two New Funds Debut

Partially in response to these results, Calvert launched the Calvert Global Alternative Energy Fund on May 31, 2007. The Fund, which is managed by Dublin-based KBC Asset Management International Ltd., invests in a broad universe of U.S. and non-U.S. stocks that are significantly involved in the alternative energy industry. The Fund offers investors the opportunity to address the urgent issue of climate change while investing in one of the fastest-growing market sectors globally. Keep in mind, however, that this is a sector fund, which means it is likely to be volatile over time. It's important that investors in this Fund have a long-term perspective and time horizon.

In addition, Calvert launched the Calvert International Opportunities Fund, managed by London-based subadvisor F&C Management Limited, on May 31. This Fund seeks long-term capital appreciation by investing in growth-oriented small-cap and mid-cap foreign stocks. Coupled with the Calvert World Values International Equity Fund, which invests in large-cap foreign stocks, the Calvert International Opportunities Fund gives Calvert investors access to the full range of market capitalizations in foreign companies.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds in terms of both financial returns to shareholders and returns to society as a whole.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2007.

Shareholder Advocacy

Shareholder resolutions have been a key tool in enhancing shareholders' communications with the companies they invest in for more than three decades--but now that tool is in serious jeopardy as the Securities and Exchange Commission (SEC) evaluates making changes to the shareholder resolution process. As a result, Calvert Group has been playing a major role in the campaign to preserve shareholder rights this year. We have expressed our strong opposition to the SEC in formal comments on several alternative proposals. In September, Paul Hilton, Calvert Director of Advanced Equities Research, along with other members of the Social Investment Forum, spent a day lobbying members of Congress on the issue. Calvert also participated in a press event to bring public attention to this issue.

We believe the SEC's proposed alternatives would severely undermine shareholders' rights to submit resolutions that raise environmental, governance, and social issues. In fact, Calvert believes that, instead of rolling back investors' rights, the Commission ought to move in the other direction and allow shareholders to submit a wider range of resolutions. We will continue to actively work toward a favorable resolution of this issue.

The Results of This Year's Campaign

Our 2007 proxy season was our most successful one yet. We filed or co-filed an all-time high of 36 shareholder resolutions encouraging the companies in our portfolios to change their policies on issues ranging from employee diversity to climate-change reporting. Of these, 20 were withdrawn after companies agreed to make changes in these areas. Of the 11 that have been voted upon, two resolutions received more than 50% of the vote--our best showing ever. One of the resolutions was for Unisys Corp. on disclosure of political contributions and the other was for HCC Insurance Holdings on employee diversity.1 Four more resolutions received about one-third of the vote or higher, which is still a remarkably high number. For more information on the proxy votes, please visit www.calvert.com, select "Socially Responsible Investing" and click on "Shareholder Advocacy."

Political Contributions

As the 2008 elections draw near, we have increased our focus on corporate political contributions. We believe it is important for companies to ensure that political activity is conducted with integrity as part of a strong and enforceable code of conduct, and that political spending is fully disclosed to shareholders. In fact, five of the shareholder resolutions we filed this year called for companies to report all types of political contributions. One received a vote of 52% (Unisys), and three--Hewlett-Packard Co., Pfizer, and Medtronic-- were withdrawn successfully after those companies decided to make the disclosures. In one case, the resolution was withdrawn after the company was acquired.

Special Equities

A modest but important portion of certain Funds is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. Illinois-based Sword Diagnostics is one such investment. Sword's technology reduces the time for food manufacturers to detect the presence of potentially deadly listeria bacteria by one-third--so they can act to stop the contamination within hours instead of two to three days.2 In New York, Marrone Organic Innovations is tackling one of the biggest hurdles to lowering the cost and increasing the availability of organically grown food--creating effective, natural products for pest management.3 Specifically, the company creates new products to control weeds, pests, and other plant diseases using naturally occurring microorganisms it has identified.

Sudan Divestment

Calvert Group's work toward ending the atrocities in Darfur continues. On October 3, Calvert Senior Vice President of Social Research and Policy, Bennett Freeman, delivered testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs about how asset managers can use targeted divestment to increase economic and political pressure on the Khartoum government in ways consistent with their fiduciary responsibilities. We also continue to lend analytical and advocacy support to the Sudan Divestment Task Force (SDTF) and the Save Darfur Coalition (SDC), with whom we formed relationships earlier this year.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.4

During the reporting period, the Calvert Social Investment Foundation invested in Tides Shared Spaces, a program of the Tides nonprofit network, to help develop a nonprofit office center in New York City using a "green" architectural plan. This shared-space facility will provide stable rental rates for a number of nonprofits as well as conference center facilities and opportunities for tenant collaboration and sharing. Tides has already established a similar center in San Francisco.

As a result of the HSII program, eBay-owned MicroPlace has chosen the Calvert Foundation's Community Investment Note program as one of the first securities issuers for its new microfinance business.5 The MicroPlace website allows the public to invest in various institutions that provide small loans to impoverished entrepreneurs around the world. This is a major innovation--harnessing the power of the Internet to exponentially expand and revolutionize the practice of microfinance investing. You should feel proud that your investment in the Calvert Funds was instrumental in the establishment of this groundbreaking online marketplace.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2007, the following companies represented the following percentages of net assets: Unisys 0.03% of Calvert Social Index Fund; HCC Insurance Holdings 1.03% of Calvert New Vision Small Cap Fund and 0.04% Calvert Social Index Fund; Hewlett-Packard 2.19% of Calvert Large Cap Growth Fund and 1.55% of Calvert Social Index Fund; Pfizer 2.01% of Calvert Social Index Fund and 1.24% of Calvert Large Cap Growth Fund; and Medtronic 0.76% of Calvert Social Index Fund and 0.67% of Calvert Large Cap Growth Fund.

2. As of September 30, 2007, Sword Diagnostics represented 0.02% of CSIF Equity Portfolio.

3. As of September 30, 2007, Marrone Organic Innovations represented 0.02% of CSIF Equity Portfolio.

4. As of September 30, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.01%; Calvert World Values

International Equity Fund, 0.54%; Calvert New Vision Small Cap Fund, 0.81%; and Calvert Large Cap

Growth Fund, 0.17%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

5. As of September 30, 2007, eBay represented 0.54% of Calvert Social Index Fund and 2.06% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

John Nichols
Vice President, Equities
Calvert Asset Management Company

Investment Performance

For the one-year period ending September 30, 2007, Calvert Social Index Fund's Class A shares (at NAV*) returned 12.80%, trailing the 13.40% return of the Calvert Social Index (CSI). Unlike the Index, the Fund bears management expenses and transaction costs and these factors accounted for the Fund's margin of underperformance.

The CSI did not perform as well as other large-cap stock measures such as the Russell 1000® Index and the Standard & Poor's 500 Index, which were both up more than 16% for the period. A relatively light exposure to the strong-performing Energy sector and a large weighting to the weak Financials industry hurt performance.

Investment Climate

A year ago, investors were enthusiastic about the end of the Federal Reserve (Fed) hikes in short-term interest rates. Speculation immediately began about when the Fed would reverse course and start lowering interest rates. That finally happened late in the period, after market conditions proved unfavorable for investors.

As stock valuations flattened and return expectations moderated over the past several years, investors began chasing higher returns in what had been traditionally viewed as riskier assets--such as high-yield bonds, international (and particularly emerging market) stocks, and complex mortgage-backed securities. Billions of dollars from institutional investors flowed into mergers and acquisitions, especially leveraged buyouts to take large companies private, which helped propel the market forward as well. This global stretch for return led investors to mistakenly believe that risk had been banished from markets. Instead, it had simply been masked by a flood of cheap money.

In February 2007, a shocking 9% one-day drop in Chinese stocks sent markets tumbling worldwide. But investors soon realized the problems were isolated--more the result of too many Chinese investors having too much cash and too few places to invest it than some global economic crisis. So, global markets recovered quickly and continued their brisk advance.

In the U.S., mounting difficulties in the markets for housing and subprime mortgages (loans to investors with less than perfect credit, typically at higher interest rates) were starting to raise red flags. But most stock investors concluded that any ill effects would be isolated, which continued to fuel their appetite for risk as equity markets surpassed the record highs of the tech market bubble in 2000.

Markets tumbled in mid-July, however, as daily headlines announced enormous losses for investment banks, hedge funds, and brokerage firms from exposure to securities backed by subprime mortgages and similar assets. The resulting credit crunch dried up funding for leveraged buyouts and deflated the sails of that market driver.

By mid-August, it seemed that investors had completely swung from overlooking risk to overestimating risk, so the Fed stepped in. First, it reduced the interest rates on short-term loans it makes to member banks by one-half percent, which curtailed the growing feeling of speculative panic almost immediately and spurred markets to modest advances. Growing concerns about a potential slowdown in the global economy, as well as a possible decline in corporate and consumer spending, drove the Fed to lower the more important fed funds target rate by one-half percentage point in September. To date, the results have been good for markets and investors.

Portfolio Strategy

Calvert Social Index Fund is managed using a passive investment strategy. The investment objective of the Fund is to match, as closely as possible, the day-to-day performance of the Calvert Social Index. We do this by buying all, or virtually all, of the stocks in the Index and holding them in the same proportion. Fluctuation in the Fund's total return is a direct reflection of fluctuating performance for Index stocks based on changing market conditions.

Energy stocks led the broad market for the period as crude oil prices continued to rise. Energy holdings were also the best performers in the Calvert Social Index, but the impact was limited by the sector's lower relative weighting. On average, the Energy sector accounted for less than 2% of the Index compared with a high of 10% in other large-cap equity indexes during the period.

Three sectors each comprise more than 10% of the Calvert Social Index's value and collectively account for more than two-thirds of its total value: Information Technology, Financials, and Health Care. Of those three sectors, only Information Technology was a positive for performance over the past year. Financials performed the worst, due to fallout from housing and mortgage-market troubles, and Health Care continued to disappoint.

Outlook

It is difficult to assess the long-term implications of the Fed's recent interest-rate reductions. The cuts have boosted the stock market and lowered volatility. However, if investors become overly confident and again begin chasing returns while ignoring risk, we may be in for more troubles down the road.

It may be a while before problems in the residential real-estate market and home mortgages are resolved. Given a continued slowdown in the housing market and the increasing rate of mortgage delinquencies and defaults, we probably won't reach a turning point any time soon--especially since much uncertainty remains about the true scope of these problems.

On a positive note, we are encouraged by the long-overdue good performance of large-cap growth stocks over the past year. Finally, if the Fed's willingness to lower interest rates is enough to build a foundation for continued economic growth, we believe the market's strength should be sustained.

October 2007

*   Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Statistics
September 30, 2007
Investment Performance (total return at NAV*)

	6 Months ended 9/30/07	12 Months ended 9/30/07

Class A	7.13%	12.80%
Class B	6.59%	11.68%
Class C	6.59%	11.69%
Class I	7.41%	13.44%
Calvert Social Index	7.27%	13.40%
Lipper Multi Cap Core Funds Average	7.68%	17.00%

Ten Largest Stock Holdings
	% of Net Assets
AT&T, Inc.	3.1%
Microsoft Corp.	2.9%
Bank of America Corp.	2.7%
Procter & Gamble Co.	2.6%
Cisco Systems, Inc.	2.4%
Johnson & Johnson	2.3%
Pfizer, Inc.	2.0%
International Business Machines Corp.	1.9%
JPMorgan Chase & Co.	1.8%
American International Group, Inc.	1.8%
Total	23.5%

Portfolio Statistics September 30, 2007 Average Annual Total Returns (with max. load)

	Class A Shares
One year	7.44%
Five Year	12.47%
Since inception	(1.37%)
(6/30/00)

	Class B Shares
One year	6.68%
Five Year	12.16%
Since inception	(1.68%)
(6/30/00)

	Class C Shares
One year	10.69%
Five Year	12.42%
Since inception	(1.68%)
(6/30/00)

Portfolio Statistics September 30, 2007 Average Annual Total Returns

	Class I Shares
One year	13.44%
Five Year	14.04%
Since inception	(0.29%)
(6/30/00)

Economic Sectors	% of total investments
Consumer Discretionary	9.0%
Consumer Staples	8.2%
Energy	2.3%
Financials	24.4%
Health Care	12.4%
Industrials	7.0%
Information Technology	26.7%
Materials	1.3%
Telecommunications Services	4.4%
U.S. Government Agency Obligations	3.3%
U.S. Treasury	0.2%
Utilities	0.8%
Total	100%

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum 4.75% front-end sales charge or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

Class A
Actual	$1,000.00	$1,071.30	$3.89
Hypothetical	$1,000.00	$1,021.31	$3.80
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,065.90	$9.06
Hypothetical	$1,000.00	$1,016.29	$8.85
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,065.90	$9.06
Hypothetical	$1,000.00	$1,016.29	$8.85
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,074.10	$1.09
Hypothetical	$1,000.00	$1,024.02	$1.07
(5% return per year before expenses)

*   Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.75%, 1.75%, and 0.21% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of the Calvert Social Index Series, Inc. and Shareholders of Calvert Social Index Fund:

We have audited the accompanying statement of net assets of the Calvert Social Index Fund (the Fund), the sole series of the Calvert Social Index Series, Inc., as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Index Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
November 19, 2007

Statement of Net Assets
September 30, 2007

EQUITY SECURITIES - 96.2%	Shares	Value
Aerospace & Defense - 0.1%
BE Aerospace, Inc.*	1,017	$42,236
Hexcel Corp.*	1,088	24,708
Spirit AeroSystems Holdings, Inc.*	1,184	46,105
		113,049

Air Freight & Logistics - 1.2%
CH Robinson Worldwide, Inc.	1,986	107,820
Expeditors International Washington, Inc.	2,462	116,453
FedEx Corp.	3,294	345,046
Teekay Corp.	493	28,993
United Parcel Service Inc., Class B	7,878	591,638
		1,189,950

Airlines - 0.3%
Continental Airlines, Inc., Class B*	1,072	35,408
JetBlue Airways Corp.*	1,912	17,629
Southwest Airlines Co.	8,633	127,768
UAL Corp.*	1,335	62,118
US Airways Group, Inc.*	974	25,567
		268,490

Auto Components - 0.1%
BorgWarner, Inc.	670	61,325
Gentex Corp.	1,654	35,462
TRW Automotive Holdings Corp.*	612	19,388
WABCO Holdings, Inc.	618	28,892
		145,067

Automobiles - 0.1%
Harley-Davidson, Inc.	2,901	134,055

Beverages - 1.5%
Hansen Natural Corp.*	831	47,101
PepsiCo, Inc.	18,666	1,367,471
		1,414,572

Biotechnology - 1.9%
Amgen, Inc.*	12,554	710,180
Amylin Pharmaceuticals, Inc.*	1,504	75,200
Biogen Idec, Inc.*	3,301	218,955
Genzyme Corp. - General Division*	3,019	187,057
Gilead Sciences, Inc.*	10,748	439,271
Illumina, Inc.*	619	32,114
Medarex, Inc.*	1,452	20,560
Millennium Pharmaceuticals, Inc.*	3,614	36,682
OSI Pharmaceuticals, Inc.*	659	22,399
PDL BioPharma, Inc.*	1,345	29,066
Vertex Pharmaceuticals, Inc.*	1,511	58,038
		1,829,522

EQUITY SECURITIES - Cont'd	Shares	Value
Building Products - 0.2%
American Standard Co.'s, Inc.	2,059	$73,341
Lennox International, Inc.	740	25,012
Masco Corp.	4,386	101,624
Owens Corning, Inc.*	1,021	25,576
		225,553

Capital Markets - 4.1%
A.G. Edwards, Inc.	886	74,202
Affiliated Managers Group, Inc.*	344	43,863
Bank of New York Mellon Corp.	13,301	587,103
Charles Schwab Corp.	11,878	256,565
CME Group, Inc.	631	370,618
E*Trade Financial Corp.*	5,034	65,744
Eaton Vance Corp.	1,457	58,222
Federated Investors, Inc., Class B	1,135	45,059
Franklin Resources, Inc.	1,921	244,928
Goldman Sachs Group, Inc.	4,272	925,913
International Securities Exchange Holdings, Inc.	428	28,449
Investment Technology Group, Inc.*	514	22,092
Jefferies Group, Inc.	1,272	35,400
Lazard Ltd.	595	25,228
Legg Mason, Inc.	1,515	127,699
Northern Trust Corp.	2,247	148,909
Nuance Communications, Inc.*	1,768	34,140
Nuveen Investments, Inc.	914	56,613
NYSE Euronext	2,181	172,670
SEI Investments Co.	1,638	44,685
State Street Corp.	4,594	313,127
T. Rowe Price Group, Inc.	3,021	168,239
TD Ameritrade Holding Corp.*	2,790	50,834
VeriFone Holdings, Inc.*	763	33,824
Waddell & Reed Financial, Inc.	968	26,165
		3,960,291

Chemicals - 0.9%
Air Products & Chemicals, Inc.	2,348	229,540
Airgas, Inc.	815	42,078
Ecolab, Inc.	2,035	96,052
Lubrizol Corp.	781	50,812
Nalco Holding Co.	1,667	49,427
Praxair, Inc.	3,704	310,247
Sigma-Aldrich Corp.	1,305	63,606
		841,762

Commercial Banks - 6.0%
Associated Banc-Corp	1,376	40,771
BancorpSouth, Inc.	891	21,651
Bank of Hawaii Corp.	574	30,336
BB&T Corp.	6,393	258,213
Cathay General Bancorp	432	13,915
City National Corp.	461	32,044
Colonial BancGroup, Inc.	1,761	38,073
Comerica, Inc.	1,767	90,612

EQUITY SECURITIES - Cont'd	Shares	Value
Commercial Banks - Cont'd
Commerce Bancorp, Inc.	2,228	$86,402
Commerce Bancshares, Inc.	755	34,647
Cullen/Frost Bankers, Inc.	665	33,330
East West Bancorp, Inc.	661	23,770
Fifth Third Bancorp	5,694	192,913
First Horizon National Corp.	1,451	38,684
First Midwest Bancorp, Inc.	576	19,676
FirstMerit Corp.	863	17,053
Fulton Financial Corp.	2,002	28,789
Huntington Bancshares, Inc.	4,235	71,910
KeyCorp	4,249	137,370
M&T Bank Corp.	886	91,657
Marshall & Ilsley Corp.	2,764	120,980
National City Corp.	6,567	164,766
People's United Financial, Inc.	1,440	24,883
PNC Financial Services Group, Inc.	3,925	267,292
Popular, Inc.	2,946	36,177
Regions Financial Corp.	8,141	239,997
South Financial Group, Inc.	842	19,147
SunTrust Banks, Inc.	4,035	305,328
SVB Financial Group*	398	18,849
Synovus Financial Corp.	3,212	90,097
TCF Financial Corp.	1,385	36,259
UCBH Holdings, Inc.	1,199	20,958
Umpqua Holdings Corp.	709	14,187
US Bancorp	19,945	648,811
Valley National Bancorp	1,399	31,030
Wachovia Corp.	22,080	1,107,312
Wells Fargo & Co.	36,454	1,298,491
Whitney Holding Corp.	781	20,603
Wilmington Trust Corp.	788	30,653
Zions Bancorp	1,273	87,417
		5,885,053

Commercial Services & Supplies - 0.7%
Avery Dennison Corp.	1,116	63,634
Brink's Co.	442	24,699
Corporate Executive Board Co.	421	31,255
Deluxe Corp.	592	21,809
Dun & Bradstreet Corp.	661	65,181
Herman Miller, Inc.	643	17,451
HNI Corp.	401	14,436
J Crew Group, Inc.*	489	20,293
Manpower, Inc.	1,000	64,350
Monster Worldwide, Inc.*	1,376	46,867
Pitney Bowes, Inc.	2,564	116,457
Quanta Services, Inc.*	1,956	51,736
Robert Half International, Inc.	1,893	56,525
RR Donnelley & Sons Co.	2,530	92,497
United Stationers, Inc.*	311	17,267
Watson Wyatt Worldwide, Inc.	489	21,976
		726,433

EQUITY SECURITIES - Cont'd	Shares	Value
Communications Equipment - 4.5%
3Com Corp.*	4,553	$22,492
ADC Telecommunications, Inc.*	1,354	26,552
Adtran, Inc.	640	14,739
Andrew Corp.*	1,812	25,096
Avaya, Inc.*	5,323	90,278
Ciena Corp.*	982	37,394
Cisco Systems, Inc.*	70,318	2,328,229
CommScope, Inc.*	715	35,921
Equinix, Inc.*	309	27,405
F5 Networks, Inc.*	972	36,149
Foundry Networks, Inc.*	1,493	26,531
InterDigital, Inc.*	537	11,159
JDS Uniphase Corp.*	2,401	35,919
Juniper Networks, Inc.*	5,939	217,427
Motorola, Inc.	26,740	495,492
NeuStar, Inc.*	882	30,244
Polycom, Inc.*	1,014	27,236
QUALCOMM, Inc.	19,341	817,351
Sonus Networks, Inc.*	3,003	18,318
Tellabs, Inc.*	4,627	44,049
Time Warner Telecom, Inc.*	1,675	36,800
ValueClick, Inc.*	1,152	25,874
		4,430,655

Computers & Peripherals - 7.2%
Apple, Inc.*	9,957	1,528,798
Dell, Inc.*	23,198	640,265
Diebold, Inc.	750	34,065
EMC Corp.*	24,249	504,379
Emulex Corp.*	1,005	19,266
Hewlett-Packard Co.	30,255	1,506,396
International Business Machines Corp.	15,781	1,859,002
Lexmark International, Inc.*	1,108	46,015
NCR Corp.*	2,037	101,442
Network Appliance, Inc.*	4,196	112,914
Palm, Inc.*	1,095	17,816
QLogic Corp.*	1,731	23,282
SanDisk Corp.*	2,638	145,354
Seagate Technology LLC	6,170	157,829
Sun Microsystems, Inc.*	40,868	229,269
Western Digital Corp.*	2,549	64,541
		6,990,633

Construction & Engineering - 0.0%
EMCOR Group, Inc.*	736	23,081

Construction Materials - 0.1%
Covanta Holding Corp.*	1,237	30,319
Eagle Materials, Inc.	558	19,943
		50,262

EQUITY SECURITIES - Cont'd	Shares	Value
Consumer Finance - 1.4%
American Express Co.	12,253	$727,461
AmeriCredit Corp.*	1,285	22,590
Capital One Financial Corp.	4,801	318,930
First Marblehead Corp.	647	24,541
SLM Corp.	4,769	236,876
		1,330,398

Containers & Packaging - 0.2%
AptarGroup, Inc.	739	27,986
Bemis Co., Inc.	1,204	35,048
Domtar Corp.*	5,359	43,944
Sealed Air Corp.	1,862	47,593
Sonoco Products Co.	1,133	34,194
		188,765

Distributors - 0.1%
Genuine Parts Co.	1,948	97,400

Diversified Consumer Services - 0.1%
DeVry, Inc.	707	26,166
Regis Corp.	525	16,753
Sotheby's	768	36,703
Strayer Education, Inc.	168	28,330
Weight Watchers International, Inc.	442	25,441
		133,393

Diversified Financial Services - 5.0%
Bank of America Corp.	51,965	2,612,281
CIT Group, Inc.	2,206	88,681
IntercontinentalExchange, Inc.*	796	120,913
JPMorgan Chase & Co.	39,093	1,791,241
Leucadia National Corp.	1,901	91,666
Moody's Corp.	2,621	132,098
Nasdaq Stock Market, Inc.*	1,122	42,277
		4,879,157

Diversified Telecommunication Services - 3.4%
AT&T, Inc.	70,459	2,981,120
CenturyTel, Inc.	1,250	57,775
Citizens Communications Co.	4,048	57,967
Embarq Corp.	1,762	97,967
Windstream Corp.	5,396	76,192
		3,271,021

Electric Utilities - 0.0%
Hawaiian Electric Industries, Inc.	941	20,429

Electrical Equipment - 0.9%
AMETEK, Inc.	1,212	52,383
Baldor Electric Co.	486	19,416
Belden, Inc.	519	24,346
Cooper Industries Ltd.	2,419	123,587

EQUITY SECURITIES - Cont'd	Shares	Value
Electrical Equipment - Cont'd
Emerson Electric Co.	9,150	$486,963
General Cable Corp.*	603	40,473
Genlyte Group, Inc.*	293	18,828
Hubbell, Inc., Class B	590	33,701
Roper Industries, Inc.	1,040	68,120
		867,817

Electronic Equipment & Instruments - 1.0%
Agilent Technologies, Inc.*	4,574	168,689
Amphenol Corp.	2,098	83,416
Anixter International, Inc.*	370	30,508
Arrow Electronics, Inc.*	1,459	62,037
Avnet, Inc.*	1,726	68,798
CDW Corp.	725	63,220
Flextronics International Ltd.*	7,014	78,417
Flir Systems, Inc.*	765	42,373
Ingram Micro, Inc.*	1,729	33,906
Itron, Inc.*	345	32,109
Jabil Circuit, Inc.	2,080	47,507
Mettler-Toledo International, Inc.*	429	43,758
Molex, Inc.	741	19,955
Sanmina-SCI Corp.*	5,244	11,117
Solectron Corp.*	10,558	41,176
Tech Data Corp.*	635	25,476
Tektronix, Inc.	824	22,858
Trimble Navigation Ltd.*	1,388	54,423
		929,743

Energy Equipment & Services - 0.9%
Cameron International Corp.*	1,276	117,762
Core Laboratories NV*	276	35,160
Exterran Holdings, Inc.*	761	61,139
FMC Technologies, Inc.*	1,500	86,490
Global Industries Ltd.*	1,010	26,018
Grant Prideco, Inc.*	1,508	82,216
Mariner Energy, Inc.*	927	19,198
Noble Corp.	3,102	152,153
SEACOR Holdings, Inc.*	272	25,867
Smith International, Inc.	2,310	164,934
Superior Energy Services, Inc*	943	33,420
Tidewater, Inc.	657	41,286
Unit Corp.*	534	25,846
W-H Energy Services, Inc.*	350	25,812
		897,301

Food & Staples Retailing - 1.8%
BJ's Wholesale Club, Inc.*	749	24,837
Costco Wholesale Corp.	5,059	310,471
CVS Caremark Corp.	17,108	677,990
SUPERVALU, Inc.	2,458	95,886
Walgreen Co.	11,692	552,330
Whole Foods Market, Inc.	1,634	80,001
		1,741,515

EQUITY SECURITIES - Cont'd	Shares	Value
Food Products - 1.2%
Corn Products International, Inc.	855	$39,219
Del Monte Foods Co.*	2,302	24,171
Flowers Foods, Inc.	974	21,233
General Mills, Inc.	3,763	218,292
H.J. Heinz Co.	3,588	165,766
Hershey Co.	1,815	84,234
J.M. Smucker Co.	653	34,883
Kellogg Co.	2,854	159,824
McCormick & Co., Inc.	1,258	45,250
SYSCO Corp.	7,046	250,767
Wm. Wrigley Jr. Co.	2,517	161,667
		1,205,306

Gas Utilities - 0.4%
AGL Resources, Inc.	891	35,301
Atmos Energy Corp.	984	27,867
Energen Corp.	745	42,554
Equitable Resources, Inc.	1,300	67,431
Nicor, Inc.	518	22,222
Oneok, Inc.	1,153	54,652
Piedmont Natural Gas Co., Inc.	816	20,474
Questar Corp.	1,988	104,430
Southern Union Co.	1,162	36,150
WGL Holdings, Inc.	567	19,216
		430,297

Health Care Equipment & Supplies - 2.4%
Advanced Medical Optics, Inc.*	685	20,954
Beckman Coulter, Inc.	723	53,328
Becton Dickinson & Co.	2,657	218,007
Cooper Co's, Inc.	514	26,944
Cytyc Corp.*	1,347	64,184
Dade Behring Holdings, Inc.	925	70,623
Dentsply International, Inc.	1,643	68,415
Edwards Lifesciences Corp.*	674	33,235
Gen-Probe, Inc.*	601	40,015
Hologic, Inc.*	623	38,003
Hospira, Inc.*	1,786	74,030
Idexx Laboratories, Inc.*	359	39,343
Immucor, Inc.*	795	28,421
Intuitive Surgical, Inc.*	431	99,130
Inverness Medical Innovations, Inc.*	578	31,975
Kinetic Concepts, Inc.*	610	34,331
Kyphon, Inc.*	526	36,820
Medtronic, Inc.	13,168	742,807
Mentor Corp.	411	18,927
ResMed, Inc.*	872	37,383
Respironics, Inc.*	834	40,057
St. Jude Medical, Inc.*	3,935	173,415
Stryker Corp.	3,624	249,186
Varian Medical Systems, Inc.*	1,455	60,950
		2,300,483

EQUITY SECURITIES - Cont'd	Shares	Value
Health Care Providers & Services - 2.0%
Alleghany Corp.*	60	$24,360
AmerisourceBergen Corp.	2,105	95,420
Aspen Insurance Holdings Ltd.	877	24,477
Brookdale Senior Living, Inc.	592	23,567
Cardinal Health, Inc.	4,211	263,314
Cigna Corp.	3,267	174,098
Coventry Health Care, Inc.*	1,817	113,035
DaVita, Inc.*	1,215	76,764
Express Scripts, Inc.*	2,518	140,555
Fidelity National Financial, Inc.	2,536	44,329
Health Management Associates, Inc.	2,533	17,579
Health Net, Inc.*	1,295	69,995
Healthways, Inc.*	399	21,534
Henry Schein, Inc.*	1,019	61,996
Laboratory Corp. of America Holdings, Inc.*	1,376	107,644
LifePoint Hospitals, Inc.*	664	19,927
Lincare Holdings, Inc.*	980	35,917
Magellan Health Services, Inc.*	451	18,302
McKesson Corp.	3,419	201,003
Omnicare, Inc.	1,399	46,349
Patterson Co's, Inc.*	1,492	57,606
Psychiatric Solutions, Inc.*	626	24,589
Quest Diagnostics, Inc.	1,719	99,307
Sierra Health Services, Inc.*	588	24,808
Transatlantic Holdings, Inc.	304	21,380
Universal Health Services, Inc., Class B	583	31,727
VCA Antech, Inc.*	952	39,746
WellCare Health Plans, Inc.*	412	43,437
		1,922,765

Health Care Technology - 0.1%
Cerner Corp.*	706	42,226
IMS Health, Inc.	2,283	69,951
		112,177

Hotels, Restaurants & Leisure - 0.4%
Brinker International, Inc.	1,214	33,312
Cheesecake Factory*	738	17,321
Darden Restaurants, Inc.	1,497	62,664
Gaylord Entertainment Co.*	472	25,120
Starbucks Corp.*	8,558	224,220
Vail Resorts, Inc.*	354	22,051
		384,688

Household Durables - 0.7%
Black & Decker Corp.	771	64,224
D.R. Horton, Inc.	3,125	40,031
Garmin Ltd.	1,475	176,115
Harman International Industries, Inc.	753	65,150
KB Home	833	20,875
MDC Holdings, Inc.	411	16,826
NVR, Inc.*	57	26,804
Pulte Homes, Inc.	2,433	33,113

EQUITY SECURITIES - Cont'd	Shares	Value
Household Durables - Cont'd
Ryland Group, Inc.	430	$9,215
Snap-On, Inc.	684	33,886
Stanley Works	976	54,783
Tempur-Pedic International, Inc.	861	30,781
Whirlpool Corp.	891	79,388
		651,191

Household Products - 3.4%
Church & Dwight Co., Inc.	739	34,763
Colgate-Palmolive Co.	5,984	426,779
Kimberly-Clark Corp.	4,916	345,398
Procter & Gamble Co.	36,053	2,535,968
		3,342,908

Industrial Conglomerates - 0.8%
3M Co.	7,629	713,922
Carlisle Co's, Inc.	720	34,992
Teleflex, Inc.	459	35,765
		784,679

Insurance - 6.3%
ACE Ltd.	3,756	227,501
Aflac, Inc.	5,670	323,417
Ambac Financial Group, Inc.	1,169	73,542
American Financial Group, Inc.	815	23,244
American International Group, Inc.	26,023	1,760,456
American National Insurance Co.	181	23,811
AON Corp.	3,035	135,998
Arch Capital Group Ltd.*	546	40,628
Arthur J. Gallagher & Co.	1,100	31,867
Axis Capital Holdings Ltd.	1,617	62,917
Brown & Brown, Inc.	1,309	34,427
Chubb Corp.	4,543	243,687
Cincinnati Financial Corp.	1,869	80,946
Commerce Group, Inc.	601	17,711
Conseco, Inc.*	2,179	34,864
Endurance Specialty Holdings Ltd.	668	27,755
Erie Indemnity Co.	546	33,377
Everest Re Group Ltd.	742	81,798
First American Corp.	949	34,752
Hanover Insurance Group, Inc.	588	25,984
Hartford Financial Services Group, Inc.	3,654	338,178
HCC Insurance Holdings, Inc.	1,265	36,230
IPC Holdings Ltd.	698	20,137
Lincoln National Corp.	3,134	206,750
Markel Corp.*	117	56,628
MBIA, Inc.	1,450	88,523
Montpelier Re Holdings Ltd.	1,006	17,806
Nationwide Financial Services	620	33,368
PartnerRe Ltd.	655	51,738
Philadelphia Consolidated Holding Corp.*	691	28,566
Phoenix Co's, Inc.	1,109	15,648
Platinum Underwriters Holdings Ltd.	690	24,812
Principal Financial Group, Inc.	3,079	194,254

EQUITY SECURITIES - Cont'd	Shares	Value
Insurance - Cont'd
Progressive Corp.	7,864	$152,640
Protective Life Corp.	804	34,122
Prudential Financial, Inc.	5,302	517,369
RenaissanceRe Holdings Ltd.	773	50,562
Safeco Corp.	1,184	72,484
StanCorp Financial Group, Inc.	603	29,855
The Travelers Co's, Inc.	7,584	381,779
Torchmark Corp.	1,071	66,745
Unitrin, Inc.	551	27,324
Unum Group	4,168	101,991
White Mountains Insurance Group Ltd.	91	47,297
Willis Group Holdings Ltd.	1,267	51,871
WR Berkley Corp.	1,890	56,001
XL Capital Ltd.	2,099	166,241
		6,187,601

Internet & Catalog Retail - 0.6%
Amazon.Com, Inc.*	3,447	321,088
Expedia, Inc.*	2,602	82,952
Liberty Media Corp. - Interactive*	7,180	137,928
NutriSystem, Inc.*	383	17,959
priceline.com, Inc.*	395	35,056
		594,983

Internet Software & Services - 2.6%
Akamai Technologies, Inc.*	1,897	54,501
Digital River, Inc.*	463	20,719
eBay, Inc.*	13,540	528,331
Google, Inc.*	2,658	1,507,804
HLTH Corp.*	2,095	29,686
Yahoo!, Inc.*	14,736	395,514
		2,536,555

IT Services - 1.6%
Acxiom Corp.	802	15,872
Automatic Data Processing, Inc.	6,135	281,781
Ceridian Corp.*	1,656	57,529
Checkfree Corp.*	842	39,187
Cognizant Technology Solutions Corp.*	1,660	132,418
Convergys Corp.*	1,575	27,342
DST Systems, Inc.*	584	50,113
Electronic Data Systems Corp.	5,964	130,254
Fidelity National Information Services, Inc.	2,224	98,679
Fiserv, Inc.*	1,906	96,939
Global Payments, Inc.	936	41,390
Hewitt Associates, Inc.*	1,136	39,817
Iron Mountain, Inc.*	2,103	64,099
MasterCard, Inc.	754	111,569
MoneyGram International, Inc.	965	21,799
Paychex, Inc.	3,893	159,613
Unisys Corp.*	3,917	25,931
Western Union Co.	8,737	183,215
		1,577,547

EQUITY SECURITIES - Cont'd	Shares	Value
Leisure Equipment & Products - 0.2%
Eastman Kodak Co.	3,277	$87,692
Mattel, Inc.	4,557	106,907
Pool Corp.	520	12,990
		207,589

Life Sciences - Tools & Services - 0.7%
Affymetrix, Inc.*	791	20,068
Applera Corp. - Applied Biosystems Group	2,095	72,571
Invitrogen Corp.*	519	42,418
Millipore Corp.*	606	45,935
Pharmaceutical Product Development, Inc.	1,173	41,571
Techne Corp.*	430	27,124
Thermo Fisher Scientific, Inc.*	4,928	284,444
Varian, Inc.*	353	22,454
Waters Corp.*	1,153	77,159
		633,744

Machinery - 2.3%
AGCO Corp.*	1,032	52,395
Briggs & Stratton Corp.	507	12,766
Bucyrus International, Inc	. 423	30,849
CLARCOR, Inc.	575	19,671
Cummins, Inc.	1,075	137,482
Danaher Corp.	2,783	230,182
Deere & Co.	2,618	388,564
Donaldson Co., Inc.	806	33,659
Dover Corp.	2,349	119,682
Flowserve Corp.*	646	49,212
Gardner Denver, Inc.*	604	23,556
Graco, Inc.	754	29,489
Harsco Corp.	949	56,247
IDEX Corp.	929	33,806
Illinois Tool Works, Inc.	5,478	326,708
Kennametal, Inc.	446	37,455
Lincoln Electric Holdings, Inc.	468	36,321
PACCAR, Inc.	2,889	246,287
Pall Corp.	1,412	54,927
Parker Hannifin Corp.	1,320	147,616
Pentair, Inc.	1,152	38,223
Terex Corp.*	1,163	103,530
Toro Co.	458	26,944
		2,235,571

Marine - 0.0%
Kirby Corp.*	608	26,837

Media - 2.6%
Belo Corp.	1,012	17,568
Discovery Holding Co.*	3,064	88,396
Dow Jones & Co., Inc.	717	42,805
E.W. Scripps Co.	938	39,396
EchoStar Communications Corp.*	2,379	111,361
Getty Images, Inc.*	594	16,537
Idearc, Inc.	1,674	52,681

EQUITY SECURITIES - Cont'd	Shares	Value
Media - Cont'd
John Wiley & Sons, Inc.	536	$24,082
Lamar Advertising Co.	782	38,294
Liberty Global, Inc.*	2,132	87,455
Liberty Media Corp. - Capital*	1,422	177,508
McGraw-Hill Co.'s, Inc.	3,915	199,313
Meredith Corp.	443	25,384
New York Times Co.	1,634	32,288
Omnicom Group, Inc.	3,842	184,762
RH Donnelley Corp.*	812	45,488
Sirius Satellite Radio, Inc.*	15,308	53,425
Time Warner, Inc.	43,083	791,004
Viacom, Inc., Class B*	6,836	266,399
Virgin Media, Inc.	3,377	81,960
Washington Post Co., Class B	70	56,196
XM Satellite Radio Holdings, Inc.*	3,531	50,034
		2,482,336

Metals & Mining - 0.0%
Reliance Steel & Aluminum Co.	707	39,974

Multiline Retail - 1.1%
Big Lots, Inc.*	1,234	36,823
Dollar Tree Stores, Inc.*	1,126	45,648
Family Dollar Stores, Inc.	1,586	42,124
Kohl's Corp.*	3,339	191,425
Nordstrom, Inc.	2,475	116,053
Saks, Inc.	1,449	24,850
Target Corp.	8,978	570,731
		1,027,654

Multi-Utilities - 0.3%
Aquila, Inc.*	4,313	17,295
Integrys Energy Group, Inc.	873	44,724
MDU Resources Group, Inc.	1,943	54,093
NiSource, Inc.	3,094	59,219
OGE Energy Corp.	1,029	34,060
Puget Energy, Inc.	1,348	32,986
		242,377

Office Electronics - 0.2%
Xerox Corp.*	10,827	187,740
Zebra Technologies Corp.*	797	29,083
		216,823

Oil, Gas & Consumable Fuels - 1.4%
Cheniere Energy, Inc.*	509	19,938
Chesapeake Energy Corp.	5,137	181,131
Cimarex Energy Co.	954	35,536
Denbury Resources, Inc.*	1,361	60,823
EOG Resources, Inc.	2,820	203,971
Helix Energy Solutions Group, Inc.*	975	41,398
Overseas Shipholding Group, Inc.	347	26,660
Pioneer Natural Resources Co.	1,444	64,951
Plains Exploration & Production Co.*	836	36,968

EQUITY SECURITIES - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - Cont'd
Quicksilver Resources, Inc.*	633	$29,783
Range Resources Corp.	1,730	70,342
Southwestern Energy Co.*	1,910	79,933
Spectra Energy Corp.	7,244	177,333
St Mary Land & Exploration Co.	739	26,360
XTO Energy, Inc.	4,430	273,951
		1,329,078

Paper & Forest Products - 0.2%
Weyerhaeuser Co.	2,494	180,316

Personal Products - 0.3%
Alberto-Culver Co.	984	24,393
Avon Products, Inc.	4,998	187,575
Estee Lauder Co.'s, Inc.	1,200	50,952
NBTY, Inc.*	699	28,380
		291,300

Pharmaceuticals - 5.5%
Allergan, Inc.	3,492	225,129
Barr Pharmaceuticals, Inc.*	1,238	70,455
Bristol-Myers Squibb Co.	22,734	655,194
Endo Pharmaceuticals Holdings, Inc.*	1,539	47,724
Forest Laboratories, Inc.*	3,622	135,064
Johnson & Johnson	33,495	2,200,622
Medicis Pharmaceutical Corp.	644	19,648
MGI Pharma, Inc.*	920	25,558
Pfizer, Inc.	80,027	1,955,060
		5,334,454

Real Estate Management & Development - 0.2%
Brookfield Properties Corp.	2,373	59,088
CB Richard Ellis Group, Inc.*	2,293	63,837
Forest City Enterprises, Inc.	736	40,598
Jones Lang LaSalle, Inc.	416	42,748
St Joe Co.	861	28,938
		235,209

Road & Rail - 0.2%
Avis Budget Group, Inc.*	1,177	26,941
Con-way, Inc.	521	23,966
Hertz Global Holdings, Inc.*	1,539	34,966
Kansas City Southern*	886	28,503
Ryder System, Inc.	691	33,859
		148,235

Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices, Inc.*	6,337	83,648
Altera Corp.	3,977	95,766
Analog Devices, Inc.	3,595	129,995
Applied Materials, Inc.	15,965	330,476
Atmel Corp.*	5,241	27,044
Cypress Semiconductor Corp.*	1,763	51,497

EQUITY SECURITIES - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
Fairchild Semiconductor International, Inc.*	1,433	$26,768
FormFactor, Inc.*	511	22,673
Integrated Device Technology, Inc.*	2,211	34,226
Intel Corp.	67,196	1,737,689
Intersil Corp.	1,578	52,753
Kla-Tencor Corp.	2,203	122,883
Lam Research Corp.*	1,427	76,002
Linear Technology Corp.	2,564	89,714
LSI Corp.*	8,272	61,378
Marvell Technology Group Ltd.*	5,267	86,221
MEMC Electronic Materials, Inc.*	2,592	152,565
Microchip Technology, Inc.	2,525	91,708
Micron Technology, Inc.*	8,627	95,760
National Semiconductor Corp.	3,049	82,689
Novellus Systems, Inc.*	1,430	38,982
Nvidia Corp.*	6,288	227,877
ON Semiconductor Corp.*	3,390	42,578
PMC - Sierra, Inc.*	2,456	20,606
Silicon Laboratories, Inc.*	630	26,309
Teradyne, Inc.*	2,122	29,284
Tessera Technologies, Inc.*	542	20,325
Texas Instruments, Inc.	16,649	609,187
Varian Semiconductor Equipment Associates, Inc.*	883	47,258
Xilinx, Inc.	3,510	91,751
		4,605,612

Software - 4.9%
Adobe Systems, Inc.*	6,798	296,801
Amdocs Ltd.*	2,250	83,677
ANSYS, Inc.*	895	30,582
Autodesk, Inc.*	2,670	133,420
BEA Systems, Inc.*	4,500	62,415
BMC Software, Inc.*	2,338	73,016
Broadridge Financial Solutions, Inc.	1,525	28,899
Cadence Design Systems, Inc.*	3,205	71,119
Check Point Software Technologies Ltd.*	2,070	52,123
Citrix Systems, Inc.*	2,083	83,986
Compuware Corp.*	3,682	29,530
Electronic Arts, Inc.*	3,581	200,500
FactSet Research Systems, Inc.	496	34,001
Fair Isaac Corp.	643	23,219
Intuit, Inc.*	3,525	106,807
Jack Henry & Associates, Inc.	974	25,188
MICROS Systems, Inc.*	469	30,518
Microsoft Corp.	96,333	2,837,969
NAVTEQ Corp.*	1,128	87,950
Novell, Inc.*	4,035	30,827
Parametric Technology Corp.*	1,316	22,925
Red Hat, Inc.*	2,231	44,330
Salesforce.com, Inc.*	1,128	57,889
Sybase, Inc.*	1,052	24,333
Symantec Corp.*	10,188	197,443
Synopsys, Inc.*	1,601	43,355
TIBCO Software, Inc.*	2,072	15,312
		4,728,134

EQUITY SECURITIES - Cont'd	Shares	Value
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	1,181	$39,634
Barnes & Noble, Inc.	614	21,650
Bed Bath & Beyond, Inc.*	3,116	106,318
Best Buy Co., Inc.	4,461	205,295
Carmax, Inc.*	2,54	7 51,781
Chico's FAS, Inc.*	2,028	28,493
GameStop Corp.*	1,734	97,711
Gap, Inc.	6,758	124,618
Home Depot, Inc.	19,407	629,563
Limited Brands, Inc.	3,572	81,763
Lowe's Co.'s, Inc.	17,155	480,683
Office Depot, Inc.*	3,183	65,633
O'Reilly Automotive, Inc.*	1,312	43,834
PetSmart, Inc.	1,567	49,987
RadioShack Corp.	1,535	31,713
Ross Stores, Inc.	1,605	41,152
Staples, Inc.	8,262	177,550
TJX Co's, Inc.	5,136	149,304
Tractor Supply Co.*	390	17,975
Williams-Sonoma, Inc.*	1,027	33,501
		2,478,158

Textiles, Apparel & Luxury Goods - 0.4%
Crocs, Inc.*	875	58,844
Jones Apparel Group, Inc.	1,183	24,997
Nike, Inc., Class B	4,137	242,676
Phillips-Van Heusen Corp.	631	33,115
		359,632

Thrifts & Mortgage Finance - 1.2%
Astoria Financial Corp.	1,024	27,167
Freddie Mac	7,639	450,777
Hudson City Bancorp, Inc.	5,570	85,667
IndyMac Bancorp, Inc.	843	19,903
MGIC Investment Corp.	920	29,725
New York Community Bancorp, Inc.	3,350	63,818
PMI Group, Inc.	993	32,471
Radian Group, Inc.	867	20,184
Sovereign Bancorp, Inc.	3,733	63,610
Washington Federal, Inc.	1,000	26,260
Washington Mutual, Inc.	9,988	352,676
Webster Financial Corp.	619	26,072
		1,198,330

Trading Companies & Distributors - 0.2%
Fastenal Co.	1,658	75,290
MSC Industrial Direct Co.	545	27,572
United Rentals, Inc.*	870	27,988
W.W. Grainger, Inc.	869	79,244
WESCO International, Inc.*	511	21,942
		232,036

EQUITY SECURITIES - Cont'd	Shares	Value
Water Utilities - 0.0%
Aqua America, Inc.	1,523	$34,542

Wireless Telecommunication Services - 0.9%
Alltel Corp.	4,027	280,601
American Tower Corp.*	4,746	206,641
Crown Castle International Corp.*	3,266	132,698
Leap Wireless International, Inc.*	567	46,137
NII Holdings, Inc.*	1,997	164,054
SBA Communications Corp.*	1,136	40,078
Telephone & Data Systems, Inc.	590	39,382
		909,591

Total Equity Securities (Cost $76,930,458)	93,794,079

U.S. Government Agencies and	Principal Amount
Instrumentalities - 3.3%
Federal Home Loan Bank Discount Notes, 10/1/07	$3,200,000	3,200,000

Total U.S. Government Agencies and Instrumentalities (Cost $3,200,000)		3,200,000

U.S. Treasury - 0.2%
United States Treasury Bills, 1/31/08 (l)	200,000	196,781

Total U.S. Treasury (Cost $196,781)		196,781

TOTAL INVESTMENTS (Cost $80,327,239) - 99.7%		97,190,860
Other assets and liabilities, net - 0.3%,		254,503
Net Assets - 100%,		$97,445,363

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 4,338,367 shares outstanding		$47,674,117
Class B: 460,471 shares outstanding		4,804,479
Class C: 686,935 shares outstanding		7,570,801
Class I: 1,660,654 shares outstanding		26,431,189
Undistributed net investment income		720,223
Accumulated net realized gain (loss) on investments		(6,725,006)
Net unrealized appreciation (depreciation) on investments		16,969,560
Net Assets		$97,445,363

Net Asset Value Per Share
Class A (based on net assets of $59,290,970)		$13.67
Class B (based on net assets of $6,036,023)		$13.11
Class C (based on net assets of $8,998,087)		$13.10
Class I (based on net assets of $23,120,283)		$13.92

	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)

Futures Purchased:

NASDAQ 100 Index^	4	12/07	$845,600	$35,734
S&P 500 Index^	7	12/07	2,691,675	70,205
Total Purchased				$105,939

* Non-income producing security.

(l) Collateral for futures contracts.

^ Futures collateralized by 100,000 units of U.S. Treasury Bills.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $344)	$1,461,238
Interest income	150,436
Total investment income	1,611,674

Expenses:
Investment advisory fee	194,424
Transfer agency fees and expenses	141,541
Distribution Plan expenses:
Class A	137,483
Class B	55,972
Class C	78,156
Directors' fees and expenses	10,278
Administrative fees	171,918
Accounting fees	13,647
Custodian fees	57,563
Registration fees	48,425
Reports to shareholders	24,908
Professional fees	20,257
Miscellaneous	16,847
Total expenses	971,419
Reimbursement from Advisor:
Class A	(176,592)
Class B	(17,323)
Class C	(15,091)
Class I	(62,507)
Fees paid indirectly	(14,924)
Net expenses	684,982

Net Investment Income	926,692

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,073,751
Futures	341,675
1,415,426

Change in unrealized appreciation or (depreciation) on:
Investments	7,634,274
Futures	69,551
7,703,825

Net Realized and Unrealized Gain
(Loss)	9,119,251

Increase (Decrease) in Net Assets
Resulting From Operations	$10,045,943

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended September 30, 2007	Year Ended September 30, 2006

Increase (Decrease) in Net Assets
Operations:
Net investment income	$926,692	$523,458
Net realized gain (loss) on investments	1,415,426	(358,460)
Change in unrealized appreciation (depreciation)	7,703,825	5,199,863

Increase (Decrease) in Net Assets
Resulting From Operations	10,045,943	5,364,861

Distributions to shareholders from:
Net investment income:
Class A shares	(479,339)	(340,567)
Class B shares	(635)	--
Class C shares	(819)	--
Class I shares	(141,985)	(22,309)
Total distributions	(622,778)	(362,876)
Capital share transactions:
Shares sold:
Class A shares	12,894,084	9,928,602
Class B shares	988,956	686,760
Class C shares	2,600,787	1,480,859
Class I shares	9,271,716	9,618,110
Reinvestment of distributions:
Class A shares	432,803	304,765
Class B shares	478	--
Class C shares	539	--
Class I shares	141,980	22,309
Redemption fees:
Class A shares	122	595
Class B shares	8	3
Class C shares	24	465
Shares redeemed:
Class A shares	(8,280,455)	(9,736,530)
Class B shares	(500,701)	(723,937)
Class C shares	(1,188,271)	(735,899)
Class I shares	(766,446)	(68,005)
Total capital share transactions	15,595,624	10,778,097

Total Increase (Decrease) in Net Assets	25,018,789	15,780,082

Net Assets
Beginning of year	72,426,574	56,646,492
End of year (including undistributed net investment income of $720,223 and $416,309, respectively)	$97,445,363	$72,426,574

	Year Ended September 30, 2007	Year Ended September 30, 2006

Capital Share Activity
Shares sold:
Class A shares	987,336	847,868
Class B shares	78,485	60,727
Class C shares	206,532	131,264
Class I shares	701,132	801,557
Reinvestment of distributions:
Class A shares	33,681	26,071
Class B shares	39	--
Class C shares	44	--
Class I shares	10,896	1,892
Shares redeemed:
Class A shares	(630,504)	(831,549)
Class B shares	(39,697)	(64,373)
Class C shares	(95,156)	(65,922)
Class I shares	(57,643)	(5,700)
Total capital share activity	1,195,145	901,835

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Index Fund (the "Fund"), the sole series of Calvert Social Index Series, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At September 30, 2007 there were no securities fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .225% of the Fund's average daily net assets. Under the terms of the agreement, $17,524 was payable at year end. In addition, $3,847 was payable at year end for operating expenses paid by the advisor during September 2007.

The Advisor has contractually agreed to limit net annual fund operating expenses for Class A, Class B and Class C through January 31, 2008 and for Class I through January 31, 2016. The contractual expense cap is .75% for Class A, 1.75% for Class B, 1.75% for Class C and .21% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .225% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $15,221 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, and 1.00% of the Fund's average daily net assets of Class A, Class B, and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $23,873 was payable at year end.

The Distributor received $36,689 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $30,083 for the year ended September 30, 2007. Under the terms of the agreement, $2,371 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $21,739,320 and $7,212,549, respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $84,262,099. Net unrealized appreciation aggregated $12,928,761, of which $17,418,818 related to appreciated securities and $4,490,057 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,249,606, $900,355 and $534,245 at September 30, 2007 may be utilized to offset future capital gains until expiration in September 2011, September 2012, and September 2014, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2007, and September 30, 2006, were as follows:

Distributions paid from:	2007	2006
Ordinary income	$622,778	$362,876
Total	$622,778	$362,876

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$720,223
Capital loss carryforward	(2,684,206)
Unrealized appreciation (depreciation)	12,928,761
$10,964,778

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and Section 1256 contracts.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2007. For the year ended September 30, 2007, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

$1,374	5.89%	$431,647	July 2007

Tax Information (Unaudited)

The Fund designates 100% of its ordinary dividends paid during this fiscal year as qualifying for the corporate dividend received deduction and 100% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2008 for use in preparing 2007 income tax returns.

Financial Highlights
			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning		$12.23	$11.29	$10.43
Income from investment operations
Net investment income		.15	.11	.13
Net realized and unrealized gain (loss)		1.41	.92	.84
Total from investment operations		1.56	1.03	.97
Distributions from:
Net investment income		(.12)	(.09)	(.11)
Total distributions		(.12)	(.09)	(.11)
Total increase (decrease) in net asset value		1.44	.94	.86
Net asset value, ending		$13.67	$12.23	$11.29

Total return*		12.80%	9.14%	9.31%
Ratios to average net assets:A
Net investment income		1.12%	.96%	1.21%
Total expenses		1.09%	1.22%	1.34%
Expenses before offsets		.77%	.78%	.77%
Net expenses		.75%	.75%	.75%
Portfolio turnover		9%	12%	14%
Net assets, ending (in thousands)		$59,291	$48,265	$44,108

		Years Ended
		September 30,	September 30,
Class A Shares		2004 (z)	2003
Net asset value, beginning		$9.55	$7.50
Income from investment operations
Net investment income	.	.06	.05
Net realized and unrealized gain (loss)		.87	2.03
Total from investment operations		.93	2.08
Distributions from:
Net investment income		(.05)	(.03)
Total distributions		(.05)	(.03)
Total increase (decrease) in net asset value		.88	2.05
Net asset value, ending		$10.43	$9.55

Total return*		9.73%	27.88%
Ratios to average net assets:A
Net investment income		.64%	.63%
Total expenses		1.48%	1.62%
Expenses before offsets		.77%	.77%
Net expenses		.75%	.75%
Portfolio turnover		14%	7%
Net assets, ending (in thousands)		$39,684	$27,802

Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning		$11.74	$10.87	$10.05
Income from investment operations
Net investment income (loss)		.01	**	.02
Net realized and unrealized gain (loss)		1.36	.87	.81
Total from investment operations		1.37	.87	.83
Distributions from:
Net investment income		**	--	(.01)
Total distributions		**	--	(.01)
Total increase (decrease) in net asset value		1.37	.87	.82
Net asset value, ending		$13.11	$11.74	$10.87

Total return*		11.68%	8.00%	8.29%
Ratios to average net assets:A
Net investment income (loss)		.12%	(.04%)	.21%
Total expenses		2.08%	2.26%	2.43%
Expenses before offsets		1.77%	1.78%	1.77%
Net expenses		1.75%	1.75%	1.75%
Portfolio turnover		9%	12%	14%
Net assets, ending (in thousands)		$6,036	$4,949	$4,623

		Years Ended
		September 30,	September 30,
Class B Shares		2004 (z)	2003
Net asset value, beginning		$9.30	$7.38
Income from investment operations
Net investment income (loss)		(.03)	.01
Net realized and unrealized gain (loss)		.83	1.94
Total from investment operations		.80	1.95
Distributions from:
Net investment income		(.05)	(.03)
Total distributions		(.05)	(.03)
Total increase (decrease) in net asset value		.75	1.92
Net asset value, ending		$10.05	$9.30

Total return*		8.57%	26.55%
Ratios to average net assets:A
Net investment income (loss)		(.36%)	(.37%)
Total expenses		2.61%	3.05%
Expenses before offsets		1.77%	1.77%
Net expenses		1.75%	1.75%
Portfolio turnover		14%	7%
Net assets, ending (in thousands)		$4,072	$2,369

Financial Highlights

			Years Ended
		September 30	September 30,	September 30,
Class C Shares		2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning		$11.73	$10.86	$10.05
Income from investment operations
Net investment income (loss)		.01	**	.02
Net realized and unrealized gain (loss)		1.36	.87	.80
Total from investment operations		1.37	.87	.82
Distributions from:
Net investment income		**	--	(.01)
Total distributions		**	--	(.01)
Total increase (decrease) in net asset value		1.37	.87	.81
Net asset value, ending		$13.10	$11.73	$10.86

Total return*		11.69%	8.01%	8.19%
Ratios to average net assets:A
Net investment income (loss)		.12%	(.04%)	.21%
Total expenses		1.96%	2.13%	2.30%
Expenses before offsets		1.77%	1.78%	1.77%
Net expenses		1.75%	1.75%	1.75%
Portfolio turnover		9%	12%	14%
Net assets, ending (in thousands)		$8,998	$6,751	$5,542

		Years Ended
		September 30,	September 30,
Class C Shares		2004 (z)	2003
Net asset value, beginning		$9.29	$7.37
Income from investment operations
Net investment income (loss)		(.03)	.01
Net realized and unrealized gain (loss)		.84	1.94
Total from investment operations		.81	1.95
Distributions from:
Net investment income		(.05)	(.03)
Total distributions		(.05)	(.03)
Total increase (decrease) in net asset value		.76	1.92
Net asset value, ending		$10.05	$9.29

Total return*		8.69%	26.59%
Ratios to average net assets:A
Net investment income (loss)		(.36%)	(.36%)
Total expenses		2.46%	2.88%
Expenses before offsets		1.77%	1.77%
Net expenses		1.75%	1.75%
Portfolio turnover		14%	7%
Net assets, ending (in thousands)		$4,896	$2,534

Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class I Shares		2007 (z)	2006 (z)	2005 (z)
Net asset value, beginning		$12.38	$11.38	$10.59
Income from investment operations
Net investment income		.22	.17	.16
Net realized and unrealized gain (loss)		1.44	.92	.87
Total from investment operations		1.66	1.09	1.03
Distributions from:
Net investment income		(.12)	(.09)	(.24)
Total distributions		(.12)	(.09)	(.24)
Total increase (decrease) in net asset value		1.54	1.00	.79
Net asset value, ending		$13.92	$12.38	$11.38

Total return*		13.44%	9.61%	9.76%
Ratios to average net assets:A
Net investment income		1.65%	1.46%	1.50%
Total expenses		.57%	.80%	1.35%
Expenses before offsets		.23%	.26%	.40%
Net expenses		.21%	.24%	.38%
Portfolio turnover		9%	12%	14%
Net assets, ending (in thousands)		$23,120	$12,462	$2,374

		Years Ended
		September 30,	September 30,
Class I Shares		2004 (z)	2003
Net asset value, beginning		$9.67	$7.56
Income from investment operations
Net investment income		.10	.09
Net realized and unrealized gain (loss)		.87	2.06
Total from investment operations		.97	2.15
Distributions from:
Net investment income		(.05)	(.04)
Total distributions		(.05)	(.04)
Total increase (decrease) in net asset value		.92	2.11
Net asset value, ending		$10.59	$9.67

Total return*		10.03%	28.46%
Ratios to average net assets:A
Net investment income		1.02%	1.01%
Total expenses		1.06%	1.19%
Expenses before offsets		.39%	.39%
Net expenses		.38%	.38%
Portfolio turnover		14%	7%
Net assets, ending (in thousands)		$1,231	$4,518

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 58	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	16	Tom's of Maine
RICHARD L. BAIRD, JR. AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FREDERICK A. DAVIE, JR. AGE: 51	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (11)
JOY V. JONES AGE: 57	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	16	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organisation, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 59	Director & Chair Trustee, Chair & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Social Index Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/06
	$	%*	$	% *

(a) Audit Fees	$14,850		$14,190
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$2,887	0%	$2,750	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$17,737	0%	$16,940	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/06
$	%*	$	% *

$8,500	0%*	$5,000	%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2007.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INDEX SERIES, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer

Date:	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer

Date: November 29, 2007

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer

Date: November 29, 2007

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: November 29, 2007